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ST. CHARLES ASSOCIATES LIMITED PARTNERSHIP FIRST AMENDMENT TO AMENDED AND RESTATED LIMITED PARTNERSHIP CERTIFICATE AND AGREEMENT

THIS FIRST AMENDMENT TO CERTIFICATE AND AGREEMENT dated as of the 11th day of October, 2004, by and among Interstate General Company L.P. ("IGC"), a publicly traded Delaware limited partnership, as the General Partner and withdrawing General Partner, Interstate Business Corporation ("IBC"), a Delaware corporation, as successor to IGC as the General Partner and as the withdrawing Limited Partner, and Wilson Securities Corporation ("WSC"), a Delaware corporation, as successor to IBC as the Limited Partner.

W I T N E S S E T H:

WHEREAS, IGC has transferred its general partnership interest in the Partnership to IBC by Agreement of Sale, Transfer and Assignment made the 11th day of October, 2004;

WHEREAS, IBC has transferred its limited partnership interest in the Partnership to WSC by the same Agreement of Sale, Transfer and Assignment;

WHEREAS, the parties hereto desire to enter into this Agreement to reflect the transfer of IGC's general partnership interest to IBC and the transfer of IBC's limited partnership interest to WSC; and

WHEREAS, the parties hereto desire to enter into this Agreement for the purpose of amending and reaffirming the Partnership's Amended and Restated Limited Partnership Certificate and Agreement ("ARLPCA") dated as of the 31st day of December, 1986, and to set forth their entire understanding and agreement regarding the ARLPCA.

NOW, THEREFORE, in consideration of the foregoing and the undertaking of the parties hereinafter set forth and good and valuable other consideration passing between the parties, the receipt and legal sufficiency of which each of the parties acknowledges to the other, the parties, intending to be legally bound, agree as follows:

1. The ARLPCA is hereby amended by: (i) Deleting therefrom Paragraph (gg) of ARTICLE I thereof, (ii) Deleting Section 2.1 thereof and substituting in lieu thereof the following:

"Section 2.1. Formation; Partners and Shares. IBC and WSC hereby continue a limited partnership pursuant to the provisions of the Maryland Revised Uniform Limited partnership Act. The partners are IBC as the General Partner, having a 99 percent Partnership Interest, and WSC, as the Limited Partner, having a one percent Partnership Interest. IBC's admission as the General Partner, and IGC's withdrawal as the General Partner, and IBC's withdrawal as the Limited Partner and WSC's admission as the Limited Partner shall be effective as of the 11th day of October, 2004."

(iii) The principal office and place of business of the Partnership as set forth in Section 2.2 thereof shall be 236 Smallwood Village Center, St. Charles, Maryland, 20602, or such other place as the General Partner may from time to time determine and shall specify by prior notice to the Limited Partner.

(iv) The Resident Agent of the Partnership as provided in Section 2.3 thereof shall be Sheri Raleigh at 236 Smallwood Village Center, St. Charles, Maryland, 20602.

(v) The last sentence of Section 4.5 thereof is hereby deleted in its entirety.

(vi) Section 9.4 thereof is hereby amended by substituting in Subparagraph (a) thereof Interstate Business Corporation, 222 Smallwood Village Center, St. Charles, Maryland, 20602, in place of Interstate General Company L.P., 222 Smallwood Village Center, St. Charles, Maryland, 20601; and Subparagraph (b) thereof is hereby amended by substituting Wilson Securities Corporation, 222 Smallwood Village Center, St. Charles, Maryland, 20602, in place of Interstate General Corporation, 222 Smallwood Village Center, St. Charles, Maryland, 20601.

2. Except as hereinabove set forth, the ARLPCA shall continue in full force and effect in accordance with its terms.

IN WITNESS WHEREOF the parties hereto have executed and delivered this First Amendment as of the day, month and year first above written.

Witness:	WITHDRAWING GENERAL PARTNER:

Interstate General Company L.P.

	By:	Interstate General Management Corporation, Its General Partner

/s/	By:	/s/
Annette Hamilton		Name: James J. Wilson
Title: Chairman / CEO

SUCCESSOR GENERAL PARTNER AND WITHDRAWING LIMITED PARTNER:

Interstate Business Corporation

/s/	By:	/s/
Sheri Raleigh		Name: J. Michael Wilson
Title: President

SUCCESSOR LIMITED PARTNER:

Wilson Securities Corporation

/s/	By:	/s/
Sheri Raleigh		Name: J. Michael Wilson
Title: President

STATE OF VIRGINIA ) ) SS. COUNTY OF LOUDOUN )

I, Claudia Dingfelder , a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that James J. Wilson, President of Interstate General Management Corporation, the General Partner of Interstate General Company L.P., personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and official seal, this 1st day of October, 2004

/s/
My commission expires: 10-31-05	Claudia Dingfelder, Notary Public

STATE OF MARYLAND ) ) SS. COUNTY OF CHARLES )

I, Mary L. Sanders , a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that J. Michael Wilson, President of Interstate Business Corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and official seal, this 1st day of October, 2004

/s/
My commission expires: 1-1-05	Mary L. Sanders, Notary Public

STATE OF MARYLAND ) ) SS. COUNTY OF CHARLES )

I, Mary L. Sanders , a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that J. Michael Wilson, President of Wilson Securities Corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and official seal, this 1st day of October, 2004

/s/
My commission expires: 1-1-05	Mary L. Sanders, Notary Public